[THE AMERICAN FUNDS GROUP(R)]
AMERICAN HIGH-INCOME TRUST

Annual Report for the year ended September 30, 1999

[cover photo:  close-up of coin]

AMERICAN HIGH-INCOME TRUST(SM) seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

American High-Income Trust is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

RESULTS AT A GLANCE

                            One Year        Five Years         Ten Years

RETURNS (for periods ended
September 30, 1999)*
annualized

American High-Income Trust   +8.11%          9.28%              10.26%

Credit Suisse First
Boston High Yield Index      +3.95           +8.62              +10.52

Salomon Smith Barney Broad
Investment-Grade
(BIG) Bond Index             -0.27           +7.86              +8.16

Lipper High Yield Bond
Fund Index                   +5.25           +8.60              +9.47

*Change in value of investment with dividends and capital gain distributions reinvested.

30-DAY RATES (as of October 31, 1999)

Yield based on Securities and Exchange Commission formula   9.45%
Distribution rate based on offering price                   8.89
Distribution rate based on net asset value                  9.33

The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

For the 10 years ended September 30, 1999, American High-Income Trust ranked 10th in total return among the 54 high current yield funds in existence throughout the period, according to Lipper, Inc. For the five years ended September 30, it ranked 18th of 101, and for the 12 months ended September 30, the fund ranked 48th of 302. Lipper rankings do not reflect the effects of sales charges.


PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all computer systems to process date-related information properly following the turn of the century. Other preparations continue, including external monitoring and contingency planning. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Fund results in this report were computed without a sales charge unless otherwise indicated. FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF US QUARTENTEED BY A BANK OR ANY
OTHER ENTITY.

[PHOTO:  close-up of coin]




FELLOW SHAREHOLDERS:

American High-Income Trust's fiscal 1999 was marked by sharply diverging trends in the high-yield bond market. The year can be divided into two distinct periods - a brief period of rising prices followed by a long downturn - and saw sharply divergent returns among different kinds of bonds.

Shareholders who reinvested dividends totaling $1.29 a share and a 4.5 cents a share capital gain paid in December earned a total return of 8.1% for the year and had an income return of 9.8%. Investors who took distributions in cash had an income return of 9.4% and saw the value of their holdings decline 1.4%.

The fund's results outpaced its benchmark index and the majority of other high-yield bond funds. The unmanaged Credit Suisse First Boston High Yield Index rose 3.9% and the Lipper High Yield Bond Fund Index gained 5.2%. While high-yield bonds generally posted favorable returns, the unmanaged Salomon Smith Barney Broad Investment-Grade Bond Index, which measures higher grade bonds, declined 0.3%.

TWO DISTINCT PERIODS

American High-Income Trust began its fiscal year as the worst of 1998's bond market turmoil was coming to an end. During most of 1998, U.S. Treasury bonds rose in price while many other bond prices fell. At the beginning of the year, however, interest rates on U.S. Treasury bonds began to rise and their prices, which move in the opposite direction of interest rates, declined. The high-yield market, which had suffered during the 1998 turmoil, began to recover. Prices of high-yield bonds rose until May, when a combination of factors began to push prices lower. Interest rates in the high-yield market, which had fluctuated since the beginning of the fiscal year, began to rise steadily. At the same time, the supply of high-yield bonds outstripped demand.

WORLDWIDE DEMAND INCREASES

The fund was helped during the year by its holdings in several areas, including wireless telecommunications, broadcasting, media and cable television. These issuers generally did well as worldwide demand for their products and services exceeded expectations. These industries are also in the midst of a consolidation phase that has pushed valuations of wireless assets and equity prices higher, benefiting many of the fund's holdings.

Results in several other industries were disappointing, however. The health care sector has been hurt by government action to reduce payments to doctors and hospitals, and many high-yield bonds issued by health care providers declined in price. The fund's results were also held back by its holdings in the auto parts industry, with several companies reporting disappointing results.

It is common for the high-yield bond market to be discussed as though it were a single entity. In fact, it is normal for some bonds to gain value while others decline. Finding good opportunities in this multifaceted, fluctuating market requires in-depth research and the ability to look beyond the current investment cycle. It often requires the fund's analysts and portfolio counselors to take a worldwide view when making investment decisions. Beginning on page 3, we examine the role global research plays in investing within the United States.

We look forward to reporting to you again in six months.

Cordially,

/s/Paul G. Haaga, Jr.    /s/David C. Barclay
Paul G. Haaga, Jr.       David C. Barclay
Chairman of the Board    President


November 16, 1999

THE VALUE OF A LONG-TERM
PERSPECTIVE

Here's how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 1999, the end of its latest fiscal year. As you can see, that $10,000 grew to $29,409 with all distributions reinvested.

[begin line chart]

$29,979/1/
Credit Suisse First Boston
High Yield Index

$29,409/2,3/
American
High-Income Trust
with dividends reinvested

$27,037/1/
Lipper High Yield Bond
Fund Index

$24,908/1/
Salomon Smith Barney
Broad Investment-Grade
Bond Index

$14,474/4/
Consumer Price Index
(inflation)

$10,000
original investment


                                 American         Lipper High    Salomon
                                 High-Income      Current        Brothers
Year ended      Credit Suisse    Trust/2/,/3/     Yield          Broad          Consumer
                Boston           with             Bond Funds     Investment-    Price Index
September       High Yield       dividends        Index/1/       Grade Bond     (inflation)
30              Index/1/         reinvested                      Index/1/       /4/
1988/5/         $10,446          $10,074          $10,475        $10,222        $10,328

1989            11,367           11,073           10,935         11,367         10,776

1990            12,237           10,628           9,570          12,237         11,440

1991            14,198           13,723           12,290         14,198         11,828

1992            15,999           16,204           15,132         15,999         12,181

1993            17,627           18,568           17,473         17,627         12,509

1994            17,063           18,866           17,899         17,063         12,879

1995            19,461           21,382           20,178         19,461         13,207

1996            20,423           24,308           22,612         20,423         13,603

1997            22,406           27,872           25,995         22,406         13,897

1998            28,841           27,202           25,668         24,975         14,103

1999            29,979           29,409           27,037         24,908         14,474


[end chart]


/1/All results calculated with dividends reinvested or interest compounded. The Credit Suisse First Boston and Salomon Smith Barney indexes are unmanaged and do not reflect sales charges, commissions or expenses. The Lipper index is at net asset value.

/2/This figure, unlike those shown earlier in this report, reflects payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525. As outlined in the prospectus, the sales charge is reduced for larger investments. No adjustment has been made for income or capital gain taxes.

/3/Includes reinvested dividends of $20,185 and reinvested capital gain distributions of $1,292.

/4/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/5/For the period February 19 through September 30, 1988.

Past results are not predictive of future results.


AVERAGE ANNUAL COMPOUND RETURNS* (for periods ended September 30, 1999)
Ten Years      +9.73%
Five Years     +8.22
One Year       +2.94

 *Assuming reinvestment of all distributions and payment of the 4.75% maximum sales charge at the beginning of the stated periods.


GLOBAL RESEARCH: THE KEY TO FINDING VALUE IN THE UNITED STATES
[watermark:  the word "global"]


[Begin sidebar]
"YOU HAVE TO KNOW WHO YOUR COMPETITION IS, NOT JUST IN THE UNITED STATES BUT AROUND THE WORLD."
ANALYST ROB NEITHART
[End sidebar]


The world's financial markets have undergone tremendous change since American High-Income Trust began operations in February 1988. Global trade has nearly doubled to almost $10 trillion a year, most of Europe has agreed to adopt a single currency, and American companies have more than tripled their annual investments abroad - almost $1 trillion in 1998 alone.

While change seems to be accelerating, American High-Income Trust's investment professionals still follow the same philosophy they did on the fund's first day: They rely on fundamental research to find the bonds of solid companies that offer shareholders a high current yield and the opportunity for capital appreciation. One big difference, though, is that today the fund's analysts must look beyond America's borders to fully understand companies based in the United States.

Few investment management firms are as well-positioned to conduct global research as Capital Research and Management Company, investment adviser to American High-Income Trust and the other 28 funds in The American Funds Group. Capital Research and its affiliates have five research offices outside the United States and more than 45 years of international investing experience. Capital Research has more than 100 investment professionals, who made over 4,000 research visits to companies outside the U.S. in 1998.

While only 22% of the fund's holdings are in bonds of issuers outside the United States, even investing in U.S. companies requires a global outlook.

"The economy is truly global now," says Rob Neithart, a fund analyst who follows companies in developing markets. "You have to know who your competition is, not just in the United States but around the world. When I'm researching a company, I have to know if it is overvalued or undervalued compared with similar companies around the world, because over time those values should converge."

[photo: close-up of twenty-dollar coin]

In the next few pages we'll look at four industries - amusement parks, telecommunications, paper, and consumer products - and how American High-Income Trust's analysts rely on worldwide research to understand the value of American companies and make judgments about their bonds. We'll also explain how firsthand research is crucial to avoiding pitfalls. Of course, sometimes bonds in the fund's portfolio lose value. But thoroughly researching each bond issue before investing gives us confidence we've made a well-informed decision.

REGIONAL PARKS AND GLOBAL RESEARCH

When American High-Income Trust analyst Jennifer Hinman, who focuses on amusement parks and casinos, began researching Premier Parks, an Oklahoma City-based company that operates 35 amusement parks including the Six Flags sites, she knew her research would take her outside the United States.

[photo:  close-up of two coins]

"Premier Parks is expanding abroad. The company has made a real commitment to Europe and recently bought a small chain of parks in France and Belgium. I went to Belgium because I wanted to see one firsthand," Hinman says.

"You can't look at a small park the same way you look at a big, internationally known park such as Disneyland, Sea World or Universal Studios. Those parks attract millions of tourists from around the world every year. Premier Parks' business is local. Its parks are not destinations in themselves. Two-thirds of their customers live within driving distance and many buy season passes. So when you look at a small park, you look at things differently."

For Hinman, the important question was: Could Premier Parks improve the park and get its visitors to spend more money? "As I walked through the park, I put my customer hat on and tried to look at things the way a customer would. I looked at the quality of the equipment and what rides were working and which weren't. I looked at the restaurants and the landscaping, and even the restrooms. I tried to look at it like a visitor and asked, $Is this place fun? Would I want to come back here a second time?'"

[Begin sidebar]
"I TRIED TO LOOK AT IT LIKE A VISITOR AND ASKED, $IS THIS PLACE FUN? WOULD I WANT TO COME BACK HERE A SECOND TIME?'"
ANALYST JENNIFER HINMAN
[End sidebar]
[photo:  ferris wheel]

She also talked at length with the managers about their experience and plans for the park. Hinman left Belgium convinced that the park had good growth potential. "I was very impressed with the general manager, who had come from California. He had a lot of experience in making other parks successful and was very sensitive to the cultural differences in Europe. He wasn't trying to make this into an American park." When Premier Parks later sold more high-yield bonds to help finance its operations, American High-Income Trust invested and the bonds have done well.


[watermark:  the words "research: the key"]

NEW TECHNOLOGIES AND ANCIENT PRODUCTS

Analyst Marc Linden sees worldwide competition in two very different industries, one on the cutting edge of technology and another with centuries of history. He follows diversified telecommunications companies and paper manufacturers.

"Markets outside the U.S. present many American companies with both opportunity and competitive threats. Many of the U.S. telecommunications companies I follow are moving into Europe because of the opportunities created by deregulation. I have to look at those markets to understand the growth of these U.S. companies," says Linden.

Diversified telecommunication services is the third-largest industry in the fund's portfolio, representing 10% of assets. "There are a lot of opportunities for both U.S. and non-U.S. companies in the newly opened markets," Linden says. "To understand what's happening, to be able to separate the winners from the losers, I have to know what's going on in all markets. I've been to the United Kingdom three times in the past year, and to France, Spain, the Netherlands and Poland, to talk with management and learn how their companies are approaching the markets. Each country requires a different plan because of cultural, regulatory and competitive differences. U.S. companies can't just take what works here and move it to Europe. I really have to be aware of what's going on over there to make the best investment decisions."

[Begin sidebar]
"MANY OF THE U.S. TELECOMMUNICATIONS COMPANIES I FOLLOW ARE MOVING INTO EUROPE BECAUSE OF THE OPPORTUNITIES CREATED BY DEREGULATION."
ANALYST MARC LINDEN
[End sidebar]
[photo:  close-up of telephone console]

[Begin sidebar]
"COMMODITIES LIKE PAPER HAVE BECOME GLOBAL INDUSTRIES. OUR OVERSEAS RESEARCH HELPS US UNDERSTAND THE COMPETITIVE EDGE ONE COMPANY MIGHT HAVE AND GIVES US AN ADVANTAGE WHEN WE'RE INVESTING."
ANALYST MARC LINDEN
[End sidebar]
[photo: close-up of rolls of paper]


[photo: close-up of coin]

For some industries, though, the globalization of business and the emergence of new competitors is a threat. Until recently, U.S. and Canadian paper producers faced little overseas competition. Last year's Asian economic crisis changed that.

Asian paper producers had invested in state-of-the art equipment and geared up as the region's economies grew. When the economic crisis hit and demand evaporated, the paper producers looked overseas for new customers and began challenging North American companies.

"I was in Asia earlier this year visiting paper producers in China, Thailand and Singapore. You really can't understand this business well and know the impact an Asian competitor is going to have on a North American company unless you visit the operating facilities and talk to people," says Linden. "Commodities like paper have become global industries. Our overseas research helps us understand the competitive edge one company might have and gives us an advantage when we're investing."

Global research not only helps analysts find opportunities, it also helps them avoid problems. After visiting several paper companies on one recent trip to Asia, Linden decided against investing in some bonds issued by a North American firm facing stiff competition. The bonds have subsequently lost value.

[watermark: the words "to finding value"]

LOCAL CONSUMERS AND INTERNATIONAL MARKETS

Few things demonstrate the globalization of industry as well as consumer products. Every day, hundreds of millions of people around the world consume American soft drinks, use American shampoo and soap, and feed their babies American baby food. American High-Income Trust has several holdings in U.S. companies that supply plastic bottles, jars and cans to American consumer product companies in Europe.

[Begin sidebar]
"IN THE PAST, COMPANIES MIGHT HAVE HAD A PACKAGING PLANT IN EVERY COUNTRY, BUT NOW THEY USE FEWER PLANTS TO SUPPLY ALL OF EUROPE, NOT JUST ONE COUNTRY." ANALYST MICHELLE FREITAG
[End sidebar]
[photo:  interior of warehouse]

But Europe is in transition as the adoption of a single currency alters the way companies do business. "In the past, companies might have had a packaging plant in every country, but now they use fewer plants to supply all of Europe, not just one country," says Michelle Freitag, an analyst who follows consumer products and manufacturing for American High-Income Trust.

[photo:  close-up of two coins]

"If these firms aren't nimble, their business is going to be taken away from them by others that are bigger and more efficient," Freitag says. "I've been following these companies very closely. I've met with the managers of several companies and toured the facilities of some. During a recent trip to Europe, I spent time talking with suppliers and competitors. My goal was to understand the market and try to get a second opinion on the companies I follow," she said.

When Graham Packaging, a U.S.-based company, recently bought some European assets from another company, Freitag's firsthand research helped her judge the potential impact. She recommended the fund add to its holdings in Graham. They have since risen in value.

Today, suppliers to the consumer products industry must look beyond their own borders to be successful. "I have to do the same thing," Freitag says. "To thoroughly research these companies, I have to look at the whole industry. I can't focus just on what is happening in the United States. It's a long-term process, but this type of research will help me make better investment decisions, not just today, but in the future too."

As business expands around the world, U.S.-based companies will have new opportunities - and new competition. Whatever the industry, from old-line to high-tech, and wherever the business, from Oklahoma City to Osaka, American High-Income Trust's investment professionals will rely on fundamental research to find good opportunities for high current income and solid, long-term growth.


[waermark:  the words "American Funds"]

WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

As a shareholder in American High-Income Trust, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

* A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and benefit from economies of scale.

* A GLOBAL PERSPECTIVE: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

* A MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

* EXPERIENCED INVESTMENT PROFESSIONALS: Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline of October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

* A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

[Begin sidebar]
For more complete information about any of the American Funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the funds' transfer agent, American Funds Service Company, at 800/421-0180.

Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of our brochure A Portfolio for Every Investor.
[End sidebar]

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks

*  AMCAP Fund(r)
*  EuroPacific Growth Fund(r)
*  The Growth Fund of America(r)
*  The New Economy Fund(r)
*  New Perspective Fund(r)
*  New World Fund(SM)
*  SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks

*  American Mutual Fund(r)
*  Capital World Growth and Income Fund(SM)
*  Fundamental Investors(SM)
*  The Investment Company Of America(r)
*  Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds

*  Capital Income Builder(r)
*  The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds

*  American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds

*  American High-Income Trust(SM)
*  The Bond Fund of America(SM)
*  Capital World Bond Fund(r)
*  Intermediate Bond Fund of America(r)
*  U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds

*  American High-Income Municipal Bond Fund(r)
*  Limited Term Tax-Exempt Bond Fund of America(SM)
*  The Tax-Exempt Bond Fund Of America(r)

State-specific tax-exempt funds:

*  The Tax-Exempt Fund of California(r)
*  The Tax-Exempt Fund of Maryland(r)
*  The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments

*  The Cash Management Trust of America(r)
*  The Tax-Exempt Money Fund of America(SM)
*  The U.S. Treasury Money Fund of America(SM)


[begin pie chart]
American High-Income Trust
Piechart Breakdown
September 30, 1999
U.S. Corporate Bonds              67%
Non-U.S. Corporate Bonds          20%
Non-U.S. Government Bonds          2%
Stocks                             4%
U.S. Treasuries                    1%
Cash & Equivalents                 6%

[end pie chart]

American High-Income Trust
September 30, 1999
Ten Largest Holdings by Issuer

Nextel Communications               5.03  %
Omnipoint                           4.55
NTL                                 2.52
Crown Castle International          1.85
COLT Telecom Group                  1.85
Fox/Liberty Networks                1.79
Clearnet Communications             1.62
Viatel                              1.61
Fuji JGB Investment                 1.41
Dobson Communications               1.37


American High-Income Trust
Investment Portfolio, September 30, 1999
                                                             Shares
                                                          or Principal      Market   Percent
                                                             Amount          Value    of Net
Bonds, Notes & Equity Securities                               (000)          (000)   Assets
--------------------------------------------              ------------   ---------- --------

Wireless Telecommunication Services -  19.67%
Nextel Communications, Inc.:
0%/9.75% 2007(1)                                             $15,250        $10,789
0%/10.65% 2007(1)                                             21,500         15,856
0%/9.95% 2008(1)                                              43,625         30,428
12.00% 2008                                                    7,500          8,400
Series D, 13.00% exchangeable preferred,                          16share    17,173
 redeemable 2009 (2),(3)
Series E, 11.25% exchangeable preferred,                          32share    31,482
 redeemable 2010(2),(3)
Nextel International, Inc. 0%/12.125% 2008(1)                $29,250         14,698     5.03%
McCaw International, Ltd. (owned by Nextel                    18,125         10,875
 Communications, Inc.) 0%/13.00% 2007(1)
Omnipoint Corp.:
12.00% 2000(4),(5)                                            12,500         12,500
14.00% 2003(2),(4),(5)                                        31,496         32,756
11.625% 2006                                                  27,000         27,810
11.625% Series A, 2006                                         9,000          9,270
11.50% 2009(4)                                                 7,000          7,228
7.00% convertible preferred                                      185share    18,407      3.89
Crown Castle International Corp.:
0%/10.625% 2007(1)                                           $19,000         13,442
0%/10.375% 2011(1)                                            21,500         12,416
0%/11.25% 2011(1),(4)                                         14,000          8,050
12.75% senior exchangeable preferred 2010(2),(3)                  17share    17,477      1.85
Clearnet Communications Inc.:
0%/11.75% 2007(1)                                          C$52,375          24,268
0%/10.40% 2008(1)                                             50,325         20,746      1.62
Dobson Communications Corp.:
11.75% 2007                                                  $13,325         14,058
12.25% exchangeable preferred, redeemable 2008(2),(3)             16share    13,825
12.25% senior exchangeable preferred, redeemable                  12share    10,293      1.37
 2008(2),(3),(4)
American Cellular Corp. 10.50% 2008                          $31,125         31,981      1.15
Esat Telecom Group PLC:
0%/12.50% 2007(1)                                             20,250         14,479
11.875% 2008                                                  12,000         12,330       .97
PageMart Wireless, Inc.:
0%/15.00% 2005(1)                                             12,750         10,965
0%/11.25% 2008(1)                                             51,760         15,528       .95
Centennial Cellular Corp. 10.75% 2008                         21,250         22,100       .80
SpectraSite Holdings, Inc.:
0%/12.00% 2008(1),(4)                                          8,500          4,675
0%/11.25% 2009(1),(4)                                         25,875         12,938       .63
Mobile Telecommunication Technologies Corp. 13.50% 2002        7,755          8,705
SkyTel Communications, Inc. $2.25 convertible preferred          100share     3,875       .45
Comunicacion Celular SA 0%/14.125% 2005(1),(4)                16,000          8,520       .31
CellNet Data Systems, Inc. 0%/14.00% 2007(1)                  15,770          5,677       .20
Western Wireless Corp. 10.50% 2006                             3,000          3,158       .11
Occidente y Caribe Celular SA 0%/14.00% 2004(1)                5,000          2,863       .10
Teletrac Inc. senior note 10.00% 2000                            385            385
Teletrac Holdings, Inc. 14.00% 2007 (5)                       13,550          1,355       .06
GLOBE TELECOM, Inc. 13.00% 2009(4)                             1,650          1,724       .06
Cellco Finance NV:
15.00% 2005(4)                                                 1,215          1,267
15.00% 2005                                                      375            391       .06
Netia Holdings BV 0%/11.25% 2007(1)                            1,000            630       .03
Conecel Holdings Ltd., Series A, 14.00% 2000(4),(5),(6)        5,500            550       .03
                                                                         --------------------
                                                                             546,34     19.67
Diversified Media & Cable Television  -  10.16%
Comcast UK Cable Partners Ltd.(owned by NTL Inc.)             32,000         28,960
 0%/11.20% 2007(1)
NTL Inc.:
0%/12.75% 2005(1)                                              1,000            968
Series B, 10.00% 2007                                          5,750          5,865
0%/9.75% 2008(1)                                              12,500          8,250
0%/10.75% 2008(1)                                       pounds17,750         18,993
11.50% 2008                                                   $6,000          6,420      2.50
Fox/Liberty Networks, LLC, FLN Finance, Inc.:
8.875% 2007                                                   22,875         23,218
0%/9.75% 2007(1)                                              34,000         26,520      1.79
Charter Communications Holdings, LLC:
8.25% 2007(4)                                                  6,000          5,565
0%/9.92% 2011(1),(4)                                          49,000         28,910      1.24
Adelphia Communications Corp.:
9.25% 2002                                                     6,000          6,030
10.50% 2004                                                    8,500          8,776
Series B, 13.00% preferred 2009(3)                                20share     2,200       .61
Lenfest Communications, Inc.:
8.375% 2005                                                   $6,000          6,180
7.625% 2008                                                    6,750          6,722
8.25% 2008                                                     3,250          3,299       .58
Century Communications Corp.:
0% 2003                                                        1,500          1,054
8.75% 2007                                                     4,000          3,830
0% 2008                                                       19,750          8,295       .47
Telemundo Holdings, Inc., Series A, 0%/11.50%                 22,700         12,939       .47
 2008(1)
Globo Comunicacoes e Participacoes SA:
10.50% 2006(4)                                                10,280          7,756
10.625% 2008(4)                                                7,000          5,155       .46
Falcon Holding Group, LP, Falcon Funding Corp.                10,750         10,562       .38
 8.375% 2010
Avalon Cable of Michigan LLC:
9.375% 2008                                                    4,250          4,261
0%/11.875% 2008(1)                                             8,625          5,477       .35
TeleWest PLC 9.625% 2006                                       9,000          9,068       .33
Cablevision Industries Corp. 9.875% 2013                       6,000          6,315       .23
Multicanal Participacoes SA, Series B, 12.625% 2004            4,900          4,790       .17
TVN Entertainment Corp. 14.00% 2008(4)                        13,250          4,638       .17
V2 Music Holdings PLC:
0%/14.00% 2008(1),(4)                                         10,905          3,272
0%/14.00% 2008(1),(4)                                    pounds2,250          1,111       .16
FrontierVision 11.00% 2006                                    $3,500          3,727       .13
Coaxial Communications of Central Ohio, Inc.                   2,250          2,205       .08
 10.00% 2006
Grupo Televisa, SA  0%/13.25% 2008(1)                          1,000            842       .04
                                                                         --------------------
                                                                            282,173     10.16
                                                                         --------------------

Diversified Telecommunication Services -  9.98%
Viatel, Inc.:
11.50% 2009                                                    2,500         $2,400      1.38
11.15% 2008                                                 DM5,000           2,576
11.25% 2008                                                  $10,000          9,400
0%/12.40% 2008(1)                                          DM22,500           6,991
0%/12.50% 2008(1)                                            $29,500         17,110
COLT Telecom Group PLC:
0%/12.00% 2006(1)                                             26,250         21,459
8.875% 2007                                                DM20,250          11,342
7.625% 2008                                                    9,250          4,891      1.36
NEXTLINK Communications, Inc.:
12.50% 2006                                                   $1,750          1,851
9.625% 2007                                                   13,000         12,448
9.00% 2008                                                     9,500          8,835
0%/12.25% 2009(1)                                             19,750         11,455
14.00% preferred 2009(2),(3)                                      35share     1,810      1.31
Time Warner Telecom Inc. 9.75% 2008                          $27,225         27,429       .99
US Xchange, LLC 15.00% 2008                                   21,875         21,438       .77
Global TeleSystems Group, Inc.:
8.75% convertible debentures 2000(4)                           7,500         15,000
9.875% 2005                                                    6,000          5,730       .75
Allegiance Telecom, Inc.:
0%/11.75% 2008(1)                                             22,000         14,300
12.875% 2008                                                   2,625          2,848       .62
PTC International Finance BV 0%/10.75% 2007(1)                18,500         12,626       .45
KMC Telecom Holdings Inc. 0%/12.50% 2008(1)                   22,500         11,700       .42
Loral Orion Network Systems, Inc. 11.25% 2007                 15,425         10,798       .39
GST Equipment Funding, Inc. 13.25% 2007                        9,000          9,090       .33
IXC Communications, Inc., exchangeable preferred,                  6share     5,983       .22
 redeemable 2009(2),(3)
VersaTel Telecom International NV 11.875% 2009                $5,000          5,051       .18
Qwest Communications International Inc. 0%/9.47% 2007(1)       6,000          4,756       .17
Level 3 Communications, Inc. 9.125% 2008                       5,000          4,525       .16
IMPSAT Corp. 12.375% 2008                                      5,750          4,384       .16
Teligent, Inc. 11.50% 2007                                    $4,000          3,660       .13
Piltel International Holding Corp. 1.75% convertible 2006      5,875          3,290       .12
Telesystem International Wireless Inc. 0%/13.25% 2007(1)       3,600          1,755       .05
CEI Citicorp Holdings SA 11.25% 2007(4)                      ARP500             371       .01
                                                                         --------------------
                                                                            277,302      9.98
                                                                         --------------------

                                                                         --------------------

Leisure & Tourism  -  8.28%
William Hill Finance 10.625% 2008                       pounds22,200         36,911      1.33
Horseshoe Gaming Holding Corp. 8.625% 2009(4)                $26,000         24,635       .89
Boyd Gaming Corp.:
9.25% 2003                                                    15,250         15,250
9.50% 2007                                                     7,860          7,624       .82
AMF Bowling Worldwide, Inc.:
10.875% 2006                                                  19,750         14,417
0%/12.25% 2006(1)                                             11,293          6,550
0% convertible debentures 2018(4)                             10,508            972       .79
Jupiters Ltd. 8.50% 2006(4)                                   19,180         18,509       .67
International Game Technology:
7.875% 2004                                                   11,000         10,505
8.375% 2009                                                    4,000          3,810       .52
Premier Parks Inc.:
9.25% 2006                                                     4,000          3,760
9.75% 2007                                                    10,000          9,500       .48
Harrah's Operating Co., Inc. 7.875% 2005                      13,725         13,107       .47
Regal Cinemas, Inc.:
9.50% 2008                                                     2,000          1,360
8.875% 2010                                                   17,800         11,570       .47
Sun International Hotels Ltd.,
Sun International North America, Inc.:
8.625% 2007                                                    3,750          3,488
9.00% 2007                                                     9,000          8,550       .43
Carmike Cinemas, Inc., Series B, 9.375% 2009                  11,500         10,580       .38
Florida Panthers Holdings, Inc. 9.875% 2009                   11,000         10,230       .37
Friendly Ice Cream Corp. 10.50% 2007                           7,375          6,674       .24
KSL Recreation Group, Inc. 10.25% 2007                         6,250          6,125       .22
Loews Cineplex Entertainment Corp. 8.875% 2008                 4,000          3,620       .13
Mirage Resorts, Inc. 6.625% 2005                               2,000          1,843       .06
Six Flags Entertainment Corp. 8.875% 2006                        500            470       .01
                                                                         --------------------
                                                                            230,060      8.28
                                                                         --------------------

Broadcasting & Publishing  -  6.16%
Chancellor Media Corp. of Los Angeles:
9.375% 2004                                                   14,500         14,826
8.125% 2007                                                    9,500          9,120
Series B, 8.75% 2007                                           6,450          6,385
8.00% 2008                                                     2,000          1,940
9.00% 2008                                                     1,000          1,010      1.20
American Media Operation 10.25% 2009                          18,000         17,505       .63
Ziff-Davis Inc. 8.50% 2008                                    16,500         15,840       .57
TransWestern  Publishing Co. LLC 9.625% 2007                  16,050         15,528       .56
Sun Media Corp.:
9.50% 2007                                                    11,078         11,161
9.50% 2007                                                     3,947          3,977       .55
Gray Communications Systems, Inc. 10.625% 2006                12,120         12,544       .45
Antenna TV SA 9.00% 2007                                      12,450         11,516       .41
Big City Radio, Inc. 0%/11.25% 2005(1)                        14,000          9,660       .35
ACME Intermediate Holdings, LLC, Series B,                    12,689          8,882       .32
 0%/12.00% 2005(1)
Muzak LLC 9.875% 2009(4)                                       3,000          2,895
Muzak Holdings LLC 0%/13.00% 2010(1),(4)                       6,500          3,575       .23
Young Broadcasting Inc.:
10.125% 2005                                                   3,500          3,596
Series B, 8.75% 2007                                           2,000          1,950       .20
Radio One, Inc. 7.00%/12.00% 2004(1)                           4,750          4,976       .18
Cumulus Media Inc. 13.75% preferred 2009(2),(3)                    4share     4,867       .18
RBS Participacoes SA 11.00% 2007(4)                           $4,500          3,251       .12
STC Broadcasting, Inc. 11.00% 2007                             3,000          2,993       .11
Capstar Broadcasting Corp. 12.00% preferred 2009(2)               25share     2,966       .10
                                                                         --------------------
                                                                             170,96      6.16
                                                                         --------------------

Manufacturing  -  5.12%
Graham Packaging Co.:
8.75% 2008                                                   $17,750         16,685
0%/10.75% 2009(1)                                             16,500         10,436       .98
Printpack, Inc.:
Series B, 9.875% 2004                                          5,750          5,563
10.625% 2006                                                  18,930         17,747       .84
Federal-Mogul Corp.:
7.50% 2004                                                     4,500          4,305
7.375% 2006                                                    5,000          4,632
7.75% 2006                                                     2,000          1,882
7.50% 2009                                                     8,000          7,221       .65
Anchor Glass Container Corp. 11.25% 2005                      13,250         13,117       .47
First Pacific Capital Ltd. 2% convertible 2002                12,000         11,760       .42
Hayes Wheels International, Inc. 9.125% 2007                   2,500          2,337
Hayes Lemmerz International, Inc., Series B, 8.25% 2008        8,750          7,700       .36
Key Plastics Holdings, Inc. 10.25% 2007                        9,650          7,913       .28
American Standard Inc.:
7.125% 2006                                                    5,500          5,688
8.25% 2009(4)                                                  1,750          1,689       .27
Ingram Micro Inc. 0% convertible debentures 2018              22,500          7,200       .26
Impress Metal Packaging Holdings BV 9.875% 2007            DM10,600           6,125       .22
Tekni-Plex, Inc. 9.25% 2008                                   $5,995          5,710       .21
Westinghouse Air Brake Co.:
9.375% 2005                                                    1,500          1,485
Series B2, 9.375% 2005                                         1,500          1,485       .11
BREED Technologies, Inc. 9.25% 2008(6)                        30,000          1,200       .04
Reliance Industries Ltd. 10.50% 2046(4)                          500            416       .01
                                                                         --------------------
                                                                             142,29      5.12
                                                                         --------------------


Banking & Financial Services  -  4.99%
Fuji JGB Investment LLC, Series A, 9.87%                      38,455         39,032      1.41
 noncumulative preferred(4)
Advanta Corp.:
7.50% 2000                                                     9,700          9,579
Series B, 7.00% 2001                                           5,500          5,127
Series D, 6.814% 2002                                         10,000          9,034
Series D, 6.98% 2002                                           2,000          1,816       .92
Chevy Chase Bank, FSB 9.25% 2008                               2,000          2,010
Chevy Chase Preferred Capital Corp. 10.375%                      214share    11,449       .48
Providian Financial Corp. 9.525% 2027(4)                     $15,000         13,169       .47
Sakura Capital Funding 6.446% (undated)(4),(7)                14,000         12,250       .44
Komercni Finance BV 9.00%/10.75% 2008(1),(4)                   9,950          9,079       .33
IBJ Preferred Capital Co. LLC, Series A, 8.79%                 6,750          6,446       .23
 noncumulative preferred(4)
Superior Financial Corp. 8.65% 2003(4)                         6,000          5,790       .21
SocGen Real Estate Co. LLC, Series A,                          6,300          5,722       .21
 7.64%/8.406% 2049(1),(4)
BNP U.S. Funding LLC, Series A, 7.738%                         4,750          4,439       .16
 noncumulative preferred(4)
GS Escrow Corp. 7.125% 2005                                    4,000          3,732       .13
                                                                         --------------------
                                                                            138,674      4.99
                                                                         --------------------

Forest Products & Paper  -  4.12%
Kappa Beheer BV:
0%/12.50% 2009(1),(4)                                         26,250         15,532
10.625% 2009(1),(4)                                           17,750         19,018      1.24
Container Corp. of America:
10.75% 2002                                                    5,250          5,421
9.75% 2003                                                    21,500         21,984
Series A, 11.25% 2004                                          5,500          5,720      1.19
Pacifica Papers Inc. 10.00% 2009                              15,750         15,947       .57
Packaging Corp. of America:
9.625% 2009(4)                                                 1,250          1,263
12.375% preferred 2010(2),(3),(4)                                 63share     7,023       .30
Advance Agro Capital BV 13.00% 2007                          $10,125          7,417       .27
Indah Kiat Finance Mauritius Ltd.:
11.875% 2002                                                   4,400          3,311
10.00% 2007                                                    5,200          2,795       .22
Pindo Deli Finance Mauritius Ltd.:
10.25% 2002                                                    5,000          3,088
10.75% 2007                                                    2,925          1,587       .17
Copamex Industrias, SA de CV, Series B, 11.375% 2004           4,625          4,024       .14
APP International Finance Co. BV 11.75% 2005                     275            182       .02
                                                                         --------------------
                                                                            114,312      4.12
                                                                         --------------------

Technology & Electronics  -  3.62%
Advanced Micro Devices, Inc.:
11.00% 2003                                                   11,000          9,900
6.00% convertible subordinated notes 2005                     12,000          8,880       .68
Zilog, Inc. 9.50% 2005                                        18,800         17,390       .63
Micron Technology, Inc. 6.50% 2005(4)                         20,000         15,600       .56
Flextronics International Ltd. 8.75% 2007                     13,750         13,612       .49
Therma-Wave, Inc. 10.625% 2004                                13,250          9,673       .35
EarthWatch Inc.:
0%/12.50% 2005(1),(4),(5)                                      8,640          5,599
Series B, 7.00% convertible preferred 2009(2),(3),(4),(5)        725          2,500
Series C, 8.50% convertible preferred 2009(2),(3),(4),(5)        343            590       .31
SCG Holding Corp., Semiconductor Components                    7,000          7,140       .26
 Industries, LLC 12.00% 2009(4)
Samsung Electronics Co., Ltd. 7.45% 2002(4)                    6,000          5,815       .21
Fairchild Semiconductor Corp. 10.375% 2007(4)                  4,000          3,960       .13
                                                                         --------------------
                                                                            100,659      3.62
                                                                         --------------------


Energy-Related  -  3.32%
Cross Timbers Oil Co.:
Series B, 9.25% 2007                                          10,775         10,667
8.75% 2009                                                    17,620         16,827       .99
Pogo Producing Co.:
8.75% 2007                                                    16,500         15,758
10.375% 2009                                                   6,500          6,760       .81
Petro Stopping Centers, LP 10.50% 2007                        10,250          9,994       .36
Petrozuata Finance, Inc.:
Series A, 7.63% 2009(4)                                        3,500          2,625
Series B, 8.22% 2017(4)                                        6,000          4,080       .24
HS Resources, Inc. 9.25% 2006                                  6,250          6,156       .22
Clark Refining & Marketing, Inc.:
8.375% 2007                                                    1,500          1,312
8.875% 2007                                                    4,500          3,757       .18
McDermott Inc. 9.375% 2002                                     3,275          3,397       .12
Casecnan Water and Energy Co., Inc., Series B, 11.95% 2010     3,500          3,264       .12
Kelley Oil & Gas Corp.:
10.375% senior subordinated notes 2006                         2,975          1,398
10.375% 2006                                                   2,200          1,034       .09
PDVSA Finance Ltd. 9.375% 2007(4)                              2,500          2,390       .09
Newfield Exploration Co., Series B, 7.45% 2007                 1,750          1,641       .06
Pemex Finance Ltd. 10.61% 2017(4)                              1,000          1,015       .04
                                                                         --------------------
                                                                             92,075      3.32
                                                                         --------------------
Miscellaneous Service Companies  -  2.70%
Safety-Kleen Services, Inc. 9.25% 2008                        19,375         19,472
Safety-Kleen Corp. 9.25% 20009                                 4,750          4,774       .87
Allied Waste North America, Inc.:
7.625% 2006                                                      500            451
10.00% 2009(4)                                                24,750         23,079       .85
USA Waste Services, Inc. 4.00% 2002                            9,500          8,265
WMX Technologies, Inc. 6.375% 2003                             1,000            920
Waste Management, Inc. 6.875% 2009 (4)                         1,500          1,307       .38
Iron Mountain Inc.:
8.75% 2009                                                     5,370          5,048
10.125% 2009                                                   3,000          3,105       .29
Protection One Alarm Monitoring, Inc. 13.625% 2005             6,166          5,611       .20
Concentra Operating Corp., Series A, 13.00% 2009(4)            3,000          3,000       .11
                                                                         --------------------
                                                                             75,032      2.70
                                                                         --------------------
Consumer Products  -  2.28%
Canandaigua Wine Co., Inc.:
Series C, 8.75% 2003                                           9,750          9,555
8.75% 2003                                                     8,900          8,677       .66
Delta Beverage Group, Inc. 9.75% 2003                         15,735         15,853       .57
Fage Dairy Industry SA 9.00% 2007                              9,250          8,371       .30
Salton/Maxim Housewares, Inc. 10.75% 2005                      7,050          7,209       .26
DGS International Finance Co.:
10.00% 2007(4)                                                 6,250          4,141
10.00% 2007                                                      275            182       .16
Home Products International, Inc. 9.625% 2008                  3,250          2,892       .10
New World Pasta Co. 9.25% 2009                                 3,000          2,790       .10
AKI, Inc. 10.50% 2008                                          1,250          1,112
AKI Holding Corp. 0%/13.50% 2009(1)                            3,750          1,575       .10
WestPoint Stevens Inc. 7.875% 2005                             1,000            935       .03
                                                                         --------------------
                                                                             63,292      2.28
                                                                         --------------------

Health & Personal Care  -  1.80%
Paracelsus Healthcare Corp. 10.00% 2006                       35,825         24,361       .87
Integrated Health Services, Inc.:
5.75% convertible debentures 2001                             11,000          1,430
10.25% 2006                                                   11,250          1,800
Series A, 9.50% 2007                                          37,500          6,000
Series A, 9.25% 2008                                          46,250          7,400       .60
Sun Healthcare Group, Inc.:
Series B, 9.50% 2007(6)                                       24,875          2,488
9.375% 2008(4),(6)                                            19,110          1,911       .16
Tenet Healthcare Corp. 8.00% 2005                              3,750          3,563       .13
Mariner Post-Acute Network, Inc.:
9.50% 2007(6)                                                    750             45
0%/10.50% 2007(1),(6)                                          5,900            295
Mariner Health Group, Inc. 9.50% 2006(6)                      13,625            273       .02
RainTree Healthcare Corp. 11.00% 2003(5),(6)                   2,207            552       .02
                                                                         --------------------
                                                                             50,118      1.80
                                                                         --------------------


Merchandising  -  1.73%
Randall's Food Markets, Inc. 9.375% 2007                      11,500         12,535       .45
Kmart Corp. 9.78% 2020                                        10,500         10,762       .39
DR Securitized Lease Trust, pass-through                       9,855          9,855       .35
 certificates, Series 1994 K-2, 9.35% 2019(8)
Boyds Collection, Ltd., Series B, 9.00% 2008                   8,803          8,627       .31
Sunglass Hut International, Inc 5.25% convertible              5,500          4,249       .16
 debentures 2003
Fred Meyer, Inc.:
7.375% 2005                                                    1,000            986
7.45% 2008                                                     1,000            988       .07
                                                                         --------------------
                                                                             48,002      1.73
                                                                         --------------------

Metals & Materials  -  0.59%
Doe Run Resources Corp., Series B, 11.25% 2005                 9,500          8,930       .32
Kaiser Aluminum & Chemical Corp. 12.75% 2003                   4,500          4,545       .16
Freeport-McMoRan Copper & Gold Inc.:
7.50% 2006                                                       100             75
7.20% 2026                                                     3,825          2,875       .11
                                                                         --------------------
                                                                             16,425       .59
                                                                         --------------------

Transportation  -  0.51%
Teekay Shipping Corp. 8.32% 2008                              12,500         11,625       .41
USAir, Inc., pass-through trust, Series 1993-A3,               2,650          2,647       .10
 10.375% 2013(8)
                                                                         --------------------
                                                                             14,272       .51
                                                                         --------------------


Other  -  1.09%
Wharf International Finance Ltd., Series A,                   10,000          8,922       .32
 7.625% 2007
M.D.C. Holdings, Inc. 8.375% 2008                              9,250          8,325       .30
Swire Pacific Offshore Financing Ltd. 9.33%                      352share     7,560       .27
 cumulative guaranteed perpetual capital securities(4)
Mosaic Re Ltd. 9.062% 2000(4),(7)                             $5,500          5,431       .20
                                                                         --------------------
                                                                             30,238      1.09
                                                                         --------------------

Private Issue Collateralized Mortgage Obligations/
Asset-Backed Sercurities  -  0.68%
Gramercy Place Insurance Ltd., Series 1998-A,                 12,500         12,441       .45
 Class C-2, 8.95% 2002(4)
Chase Commercial Mortgage Securities Corp.,                    5,000          4,221       .15
 Series 1998-2, Class E, 6.39% 2030(8)
GMAC Commercial Mortgage Securities, Inc.,                     2,500          2,156       .08
 Series 1997-C2, Class E, 7.624% 2011
Resolution Trust Corp., Series 1993-C1, Class E,                  13             13       .00
 9.50% 2024(8)
                                                                         --------------------
                                                                             18,831       .68
                                                                         --------------------

U.S. Treasury Obligations  -  0.98%
7.50% November 2001                                           20,000         20,716       .75
7.50% February 2005                                            6,000          6,413       .23
                                                                         --------------------
                                                                             27,129       .98
                                                                         --------------------

Governments(Excluding U.S.)  -  1.82%
United Mexican States Government:
0% 2003(5)                                                      $768              0
Eurobonds:
Global 11.375% 2016                                            7,695          8,137
Series A, units, 5.875% 2019(7)                                  500            428
Global 11.50% 2026                                             2,625          2,897       .41
Panama (Republic of):
Interest Reduction Bond 4.25% 2014(4),(7)                     11,400          8,266
Past Due Interest Eurobond 6.50% 2016(7)                         540            388
8.875% 2027                                                    1,250          1,003       .35
Argentina (Republic of):
Series L, 5.938% Eurobonds, 2005(7)                              930            817
11.75% 2007(4)                                             ARP4,130           3,532
11.75% 2009                                                     $270            261
11.375% 2017                                                   2,750          2,592
9.75% 2027                                                     1,575          1,319       .31
Philippines (Republic of):
8.875% 2008                                                    4,500          4,410
9.875% 2019                                                    3,000          2,850       .26
Brazil (Federal Republic of):
Debt Conversion Bonds, Series L:
5.938% 2012(7)                                                 2,750          1,657
Bearer, 5.938% 2012(7)                                         4,500          2,711
Bearer 8.00% 2014(2)                                           1,942          1,217       .20
Venezuela (Republic of):
Eurobond 6.313% 2007(7)                                        1,619          1,257
Front Loaded Interest Reduction Bond, Series A,                  762            577
 6.00% 2007(6)
9.25% 2027                                                     1,510            997       .10
Turkey (Republic of) 12.375% 2009                              2,675          2,662       .10
Bulgaria (Republic of), Front Loaded Interest                  1,770          1,112       .04
 Reduction Bond 2.75% 2012(7)
South Africa (Republic of) 13.00% 2010                         6,900          1,027       .04
Mendoza (Province of) 10.00% 2007(4)                             500            351       .01
                                                                         --------------------
                                                                             50,468      1.82
                                                          Number of      --------------------
                                                             Shares
Common Stocks & Warrants  -  4.06%
Price Communications Corp.(3)                                879,382         22,040       .79
Omnipoint Corp.(3),(4)                                       328,211         18,339       .66
COLT Telecom Group PLC, warrants, expire 2006                 18,250         13,549       .49
 (United Kingdom)(3),(4),(5)
Nortel Inversora SA, preferred, Class A (American            939,685         11,953       .43
 Depository Receipts) (Argentina)(4),(5)
ACME Communications, Inc.(3)                                 269,104          8,342       .30
Clear Channel Communications, Inc.(3)                         81,012          6,471       .23
Viatel, Inc.(3)                                              205,099          6,063       .22
Cross Timbers Oil Co.                                        350,000          4,725       .17
FelCor Lodging Trust Inc.                                    225,000          3,938       .14
Cumulus Media Inc., Class A (3)                              100,000          3,269       .12
Infinity Broadcasting Corp.(3)                               106,800          3,131       .11
Verio Inc., warrants, expire 2004(3),(4)                      18,450          2,005       .07
Time Warner Telecom Inc.(3)                                   81,900          1,710       .06
Integrated Health Services, Inc.(3)                        1,000,407          1,563       .06
MCI WorldCom, Inc.(3)                                         21,000          1,509       .05
Esat Telecom Group PLC, warrants, expire 2007                 11,250          1,060       .04
(formerly Esat Holdings Ltd.) (Ireland)(3),(4),(5)
Radio One Inc., Class A(3)                                    22,900            950       .03
Comunicacion Celular SA, Class B, warrants,                   15,000            937       .03
 expire 2003 (Colombia)(3),(4)
NTL Inc., warrants, expire 2008(United Kingdom -               6,412            466       .02
 Incorporated in USA)(3),(4),(5)
Allegiance Telecom, Inc., warrants,                            5,000            303       .01
 expire 2008(3),(4),(5)
Globalstar Telecommunications Ltd., warrants,                  2,000            134       .01
 expire 2004(3)
CellNet Data Systems, Inc., warrants,                         47,786             58       .01
 expire 2007(3),(4),(5)
KMC Telecom Holdings Inc., warrants,                          22,500             56       .01
 expire 2008(3),(4)
Protection One Alarm Monitoring, Inc., warrants,              30,400             49       .00
 expire 2005(3),(4),(5)
RainTree Healthcare Corp.(3),(5)                             610,551             31       .00
McCaw International, Ltd., warrants,                           8,500             21       .00
 expire 2007(3),(4),(5)
Conecel Holdings Ltd., Class B, warrants,                    142,450             14       .00
 expire 2000 (Ecuador)(3),(4),(5)
Tultex Corp.:
Warrants, expire 2007(3),(5)                                  81,220              1       .00
Warrants, expire 2007(3),(5)                                  40,610              0       .00
Loral Space & Communications Ltd.(Bermuda)(3)                      1              0       .00
Teletrac Holdings, Inc.:
Warrants(3),(4)                                               13,550              0       .00
Class A, warrants                                            384,986              0       .00
TVN Entertainment Corp., warrants, expire 2008(3),(4),(5)     13,250              0       .00
V2 Music Holdings PLC(United Kingdom):,
Warrants, expire 2000(3),(4)                                   2,250              0       .00
Warrants, expire 2008(3),(4)                                  10,905              0       .00
                                                                         --------------------
                                                                            112,687      4.06
                                                                         --------------------
Total Bonds, Notes & Equity Securities                                     2,601,35     93.66
 (cost: $2,815,769,000)
                                                          Principal      --------------------
                                                             Amount
Short-Term Securities  -  4.40%
General Electric Capital Corp.   5.50%   due 10/1/99         $32,170         32,164      1.16
Alcoa of Australia Ltd.:
5.10% due 10/14/99                                               800            798
5.10% due 10/22/99                                            24,700         24,621       .92
CIT Group, Inc.:
5.28% due 10/27/99                                             7,700          7,670
5.30% due 10/29/99                                            17,300         17,226       .90
Motiva Enterprises LLC, 5.16% due 10/13/99                    20,000         19,962       .72
Eastman Kodak Co.:
5.24% due 10/5/99                                             14,700         14,689
5.30% due 11/10/99                                             5,000          4,970       .70
                                                                         --------------------
Total Short-Term Securities (cost: $122,103,000)                            122,100      4.40
                                                                         --------------------

Total Investment Securities (cost: $2,937,872,000)                         2,723,45     98.06

Excess of cash and receivables over payables                                 53,938      1.94
                                                                         ----------------------
Net Assets                                                                $2,777,38   100.00%
                                                                         =========   =======
(1)Step bond; coupon rate will increase at a later date.
(2)Payment in kind. The issuer has the option of
 paying additional securities in lieu of cash.
(3)Non-income-producing security.
(4)Purchased in a private placement transaction;
 resale may be limited to qualified institutional buyers;
 resale to the public may require registration.
(5)Valued under procedures established by the
 Board of Trustees.
(6)Company not making interest payments,
 bankruptcy proceedings pending.
(7)Coupon rate may change periodically.
(8)Pass-through security backed by a pool of
 mortgages or other loans on which principal
 payments are periodically made. Therefore, the
 effective maturity is shorter than the stated maturity.

See Notes to Financial Statements


American High-Income Trust
Financial Statements
Statement of Assets and Liabilities
at September 30, 1999 (dollars in thousands)
Assets:
 Investment securities
  (cost: $2,937,872)                                                       $   2,723,451
 Cash                                                                              1,148
 Receivables for--
  Sales of investments                                     $   6,851
  Sales of fund's shares                                       5,722
  Forward currency contracts - net                                24
  Accrued dividends and interest                              54,882              67,479
                                                        ------------        ------------
                                                                               2,792,078
Liabilities:
 Payables for--
  Purchases of investments                                     4,777
  Repurchases of fund's shares                                 5,223
  Dividends on fund's shares                                   1,392
  Forward currency contracts - net                             1,729
  Management services                                          1,068
  Accrued expenses                                               500              14,689
                                                        ------------        ------------
Net Assets at September 30, 1999 --
 Equivalent to $13.52 per share on
 205,378,936 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                               $   2,777,389
                                                                            ============


Statement of Operations
for the year ended September 30, 1999
(dollars in thousands)
Investment Income:
 Income:
  Dividends                                                $   4,347
  Interest                                                   263,815      $      268,162
                                                        ------------
 Expenses:
  Management services fee                                     12,363
  Distribution expenses                                        6,614
  Transfer agent fee                                           1,803
  Reports to shareholders                                        133
  Registration statement and prospectus                          290
  Postage, stationery and supplies                               358
  Trustees' fees                                                  29
  Auditing and legal fees                                         55
  Custodian fee                                                   71
  Taxes other than federal income tax                             40
  Other expenses                                                  50              21,806
                                                        ------------        ------------
  Net investment income                                                          246,356
                                                                            ------------
Realized Loss and Unrealized
 Depreciation on Investments:
 Net realized loss                                                               (23,484)
 Net change in unrealized depreciation on:
  Investments                                                (28,268)
  Open forward currency contracts                                972             (27,296)
                                                        ------------        ------------

  Net realized loss and change in unrealized
   depreciation on investments                                                   (50,780)
                                                                            ------------
Net Increase in Net Assets
 Resulting from Operations                                                $      195,576
                                                                            ============


Statement of Changes in Net Assets
(dollars in thousands)

                                                 Year ended          Year ended
                                                 September 30, 1999  September 30, 1998
Operations:                                             ------------        ------------
 Net investment income                                 $     246,356      $      206,542
 Net realized (loss) gain on investments                     (23,484)             16,864
 Net change in unrealized depreciation
  on investments                                             (27,296)           (298,852)
                                                        ------------        ------------
  Net increase (decrease) in net assets
   resulting from operations                                 195,576             (75,446)
                                                        ------------        ------------

Dividends and Distributions
 Paid to Shareholders:
 Dividends from net investment income                       (244,894)           (200,841)
 Distributions from net realized
  gain on investments                                         (8,119)            (47,160)
                                                        ------------        ------------
  Total dividends and distributions                         (253,013)           (248,001)
                                                        ------------        ------------
Capital Share Transactions:
 Proceeds from shares sold:
  75,509,296 and 64,577,666
  shares, respectively                                     1,060,634             986,681
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on
  investments: 12,742,880 and
  11,414,562 shares, respectively                            178,581             172,376
 Cost of shares repurchased:
  54,497,988 and 38,731,190
  shares, respectively                                      (764,282)           (583,545)
                                                        ------------        ------------
  Net increase in net assets
   resulting from capital share
   transactions                                              474,933             575,512
                                                        ------------        ------------
Total Increase in Net Assets                                 417,496             252,065

Net Assets:
 Beginning of year                                         2,359,893           2,107,828
                                                        ------------        ------------
 End of year (including undistributed
  net investment income: $18,569
  and $14,347, respectively)                           $   2,777,389       $   2,359,893
                                                        ============        ============



See Notes to Financial Statements


              Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts (having the same settlement date and broker) are offset and presented net in the statement of assets and liabilities.

2.   NON-U.S. INVESTMENTS

     INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

     CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $51,000 for the year ended September 30, 1999.

3.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of September 30, 1999, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $214,355,000, of which $146,302,000 related to appreciated securities and $360,657,000 related to depreciated securities. During the year ended September 30, 1999, the fund realized, on a tax basis, a net capital loss of $26,403,000 on securities transactions. The fund has deffered, for tax purposes, to fiscal year ending September 30, 2000, the recognition of capital losses totaling $21,885,000 which were realized during the period November 1, 1998 through September 30, 1999. The fund had available at September 30, 1999 a net capital loss carryforward totaling $4,518,000 which may be used to offset capital gains realized during subsequent years through 2007 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. The fund has recognized, for tax purposes, losses relating to non-U.S. currency transactions totaling $3,668,000 which were realized during the period November 1, 1997 through September 30, 1998. Net gains related to non-U.S. currency transactions of $2,918,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $2,937,872 at September 30, 1999.

4.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $12,363,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; and 0.18% of such assets in excess of $1 billion ("asset-based fee"); plus 3.00% on the first $100 million of the fund's annual gross investment income; and 2.50% of such income in excess of $100 million ("income-based fee").

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1999, distribution expenses under the Plan were $6,614,000. As of September 30, 1999, accrued and unpaid distribution expenses were $434,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,990,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,803,000.

     DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $56,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,144,912,000 and $754,653,000, respectively, during the year ended September 30, 1999.

     As of September 30, 1999, accumulated net realized loss on investments was $26,403,000 and paid-in capital was $3,001,283,000. The fund reclassified $2,088,000 and $30,000 from undistributed net realized gains and net investment income, respectively, to additional paid-in capital. Additionally, the fund reclassified $2,841,000 and $51,000 from undistributed net realized gains and realized currency losses, respectively, to net investment income for the year ended September 30, 1999 as a result of permanent differences between book and tax.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $71,000 was paid by these credits rather than in cash.

     At September 30, 1999, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:


                                    Contract Amount               U.S. Valuation at 9/30/99
                                     --------------  ------------  ------------  ------------

                                                                                   Unrealized
Non-U.S. Currency Sales Contracts          Non-U.S.          U.S.        Amount  Depreciation
------------------------------------   ------------  ------------  ------------  ------------

Euros
expiring 10/21/99 to 1/31/00           E40,135,000    $42,364,000   $42,992,000     $(628,000)
British pounds
expiring 12/1/99 to 2/10/00            L28,295,000     45,531,000    46,608,000    (1,077,000)
                                                     ------------  ------------  ------------
                                                      $87,895,000   $89,600,000   $(1,705,000)
                                                     ============  ============  ============

Per-Share
Data and Ratios

                                                   Year endSeptembe     30
                                               1999    1998    1997   1996  1995
                                          -------- -------------------------------
Net Asset Value, Beginning
 of Year                                    $13.75  $15.69  $14.86 $14.30 $13.97
                                          -------- -------------------------------
 Income from Investment
  Operations:
  Net investment income                       1.28    1.30    1.26   1.29   1.33
  Net gains or losses on
   securities (both realized
   and unrealized)                            (.17)  (1.60)    .83    .59    .39
                                          -------- -------------------------------
   Total from investment operations           1.11    (.30)   2.09   1.88   1.72
                                          -------- -------------------------------
 Less Distributions:
  Dividends (from net
   investment income)                        (1.29)  (1.30)  (1.24) (1.32) (1.32)
  Distributions (from
   capital gains)                             (.05)   (.34)   (.02)     -   (.07)
                                          -------- -------------------------------
   Total distributions                       (1.34)  (1.64)  (1.26) (1.32) (1.39)
                                          -------- -------------------------------
Net Asset Value, End of Year                $13.52  $13.75  $15.69 $14.86 $14.30
                                          ======== ===============================
Total Return*                                 8.11% (2.40)%  14.66%13.68% 13.34%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                             $2,777  $2,360  $2,108 $1,547 $1,111
 Ratio of expenses to average
  net assets                                   .82%   .81%    .82%   .87%   .89%
 Ratio of net income to
  average net assets                          9.21%   8.76%  8.35%  8.90%  9.72%
 Portfolio turnover rate                    29.79 % 54.63%  53.55% 39.74% 29.56%



*Excludes maximum sales charge of 4.75%.



Independent Auditors' Report

To the Board of Trustees and Shareholders of American High-Income Trust:

     We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "fund"), including the investment portfolio, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California

October 29, 1999


1999 TAX INFORMATION (unaudited)

     We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions.

     Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 1% of the dividends paid by the fund from net investment income represent qualifying dividends.

     Certain states may exempt from income taxation a portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 0.9% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

     SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

AMERICAN FUNDS SHAREHOLDER SERVICES

AMERICAN FUNDSLINE(R)

Use our 24-hour automated phone system for fund information and transactions.

FUNDSLINE ONLINE(R)

Visit our Web site when you want to access your account, download a prospectus, or find fund information.

REDUCED SALES CHARGE

Larger purchases may qualify for a reduced sales charge. To help reach a breakpoint, you may -

* Add your present purchase to the value of all eligible household accounts and/or

* Add your present purchase to purchases you intend to make over 13 months Assets in money market funds generally do not apply when determining sales charges.

RETIREMENT PLANS

A wide range of fund choices for individual and company-sponsored retirement plans.

AMERICAN FUNDSLINK(SM)

Link your fund account to your bank account for direct transfers between the two and to purchase shares using American FundsLine or FundsLine OnLine.

AUTOMATIC TRANSACTIONS

Use this service when you want to purchase, sell and exchange shares on a regular basis.

FLEXIBLE DIVIDEND OPTIONS

Use your dividend and capital gain distributions to meet your changing needs. You may -

*  Invest dividends and capital gain distributions back into the fund
* Diversify by investing dividends and capital gain distributions into another American Fund
*  Take dividends in cash
*  Have dividends paid directly to someone else

Because certain transactions have restrictions or tax consequences, please consult your financial adviser before requesting changes.

WOULD YOU LIKE MORE INFORMATION?

Your financial adviser will be happy to explain these services in greater detail, or you may contact American Funds Service Company.

To contact American Funds Service Company:
SHAREHOLDER SERVICES REPRESENTATIVE - 8 a.m. to 8 p.m. Eastern time -
800/421-0180

AMERICAN FUNDSLINE - 24-hour automated telephone system - 800/325-3590 FUNDSLINE ONLINE - Web site - www.americanfunds.com
BY MAIL - Write to the service center nearest you.

(If you live outside the United States, please write to the Western service center.)

[map of United States separated into regions]

WESTERN
American Funds
Service Company
P.O. Box 2205
Brea, CA 92822-2205

WEST CENTRAL
American Funds
Service Company
P.O. Box 659522
San Antonio, TX 78265-9522

EAST CENTRAL
American Funds
Service Company
P.O. Box 6007
Indianapolis, IN 46206-6007

EASTERN
American Funds
Service Company
P.O. Box 2280
Norfolk, VA 23501-2280

Please obtain the applicable prospectuses from your financial adviser or our Web site and read them carefully before investing or sending money. American Funds reserves the right to terminate or modify these services.

AMERICAN HIGH-INCOME TRUST

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE - Rolling Hills Estates, California
Private investor; former President and Chief Executive
Officer, The Mission Group; former President,
Southern California Edison Company

DON R. CONLAN - South Pasadena, California
President (retired), The Capital Group Companies, Inc.

DIANE C. CREEL - Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation (international consulting engineering)

MARTIN FENTON - San Diego, California
Managing Director, Senior Resource Group, LLC
(development and management of senior living communities)

LEONARD R. FULLER - Marina del Rey, California
President, Fuller Consulting (financial management consulting firm)

ABNER D. GOLDSTINE - Los Angeles, California
Vice Chairman of the Board of the fund
Senior Vice President and Director, Capital Research and Management Company

PAUL G. HAAGA, JR. - Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director, Capital Research and Management Company

RICHARD G. NEWMAN - Los Angeles, California
Chairman of the Board, President and Chief Executive
Officer, AECOM Technology Corporation (architectural engineering)

HERBERT HOOVER III, a Trustee since 1988, has retired from the Board. The Trustees thank him for his many contributions to the fund.

OTHER OFFICERS

DAVID C. BARCLAY - Los Angeles, California
President of the fund
Vice President, Capital Research and Management
Company

MICHAEL J. DOWNER - Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management
Group, Capital Research and Management Company

SUSAN M. TOLSON - Los Angeles, California
Vice President of the fund
Senior Vice President and Director, Capital Research
Company

JULIE F. WILLIAMS - Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR. - Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK - Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management
Group, Capital Research and Management Company

TODD L. MILLER - Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business Management
Group, Capital Research and Management Company


[The American Funds Group(r)]

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS

Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of American High-Income Trust, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

For information about your account or any of the fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180, or visit www.americanfunds.com on the World Wide Web.

Printed on recycled paper
Litho in USA SG/INS/4452
Lit. No. AHIT-011-1199